InvenTrust
Properties

Investor Presentation
May 2022

Essential **Retail**. Smart **Locations**.®


TRADER JOE'S
TRADER JOE'S

Introductory Notes

Cautionary Note About Forward-Looking Statements

This document has been prepared by InvenTrust Properties Corp. (the "Company," "IVT" or "InvenTrust") solely for informational purposes. This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, are typically identified by words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "projections," "guidance," "outlook," "continue," "likely," "will," "should," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the effects and duration of the COVID-19 pandemic; interest rate and inflation movements; local, regional, national and global economic performance; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; impact of any supply chain disruption on retailers; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company's business strategy. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this investor presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

This presentation contains non-GAAP financial measures such as NOI, EBITDA, Adjusted EBITDA, FFO, and Core FFO. These measures are not prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP and should not be considered in isolation or as a substitute for such GAAP results. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures, together with definitions of the non-GAAP measures used in this presentation, are included in the appendix of this presentation.

Joint Venture Partnership

The Company owns a 55% interest in IAGM Retail Fund I, LLC ("IAGM" or "JV"), a joint venture partnership between the Company and PGGM Private Real Estate Fund ("PGGM"). IAGM was formed on April 17, 2013 for the purpose of acquiring, owning, managing, supervising and disposing of retail properties and sharing in the profits and losses from those retail properties and their activities. IAGM is the Company's sole joint venture and is unconsolidated. Throughout this investor presentation disclosure, where indicated as "pro rata" the Company has included the results from its share of its JV properties when combined with the Company's wholly-owned properties, with the exception of property count.

Trademarks

The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner.


Overview
COSTCO WHOLESALE
A100
ENTRANCE
EXIT
InvenTrust Properties
The Shops at Arbor Trails
MSA: Austin, TX

Overview

Portfolio Highlights

63
RETAIL PROPERTIES

10.6M
TOTAL GLA [1]

168K
AVG. CENTER SIZE

77
AVG. TAP SCORE
(PEER AVERAGE = 68) [2]

91%
SUN BELT [3]

86%
GROCERY-ANCHORED [3, 4]

94.4%
LEASED OCCUPANCY

$18.64
ABR PER SF [5]

Financial Highlights [6]

5.7x
NET DEBT-TO-ADJUSTED EBITDA

27%
NET LEVERAGE RATIO [7]

~$262M
TOTAL LIQUIDITY

8% - 11%
2022E CORE FFO PER DILUTED SHARE GROWTH

3.75% - 5.25%
2022E PRO RATA SPNOI GROWTH

1) Reflects GLA at 100% share; 9.9M GLA at pro rata share.
2) Peers include BRX, KIM, KRG, PECO, REG, ROIC, RPT, and SITC.
3) Reflects YTD pro rata NOI of properties owned as of March 31, 2022.
4) NOI percentages include shadow-anchored grocery store tenants. Walmart, Target, and warehouse clubs are considered grocers, regardless of whether the box is owned by IVT or shadow anchored.
5) Represents pro rata ABR per SF as of March 31, 2022, including ground and excluding specialty leases. Excluding ground rent, pro rata ABR per SF is $19.85 as of March 31, 2022.
6) Reflects financial metrics as of March 31, 2022.
7) Reflects net debt to real estate assets, excluding property accumulated depreciation

Simple and Focused Strategy

Solid Balance Sheet

Investment grade balance sheet with ample liquidity to execute disciplined capital allocation providing significant growth opportunities

Favorable Demographics

Continue to increase our concentration and capitalize on attractive Sun Belt demographic trends



LOW LEVERAGE
SUN BELT
GROCERY-ANCHORED
STRONG GROWTH
Essential Retail
Smart Locations.®



H-E-B

Escarpment Village
MSA: Austin, TX

Organic & External Growth

Local expertise and seasoned acquisitions team enables both organic and external growth

Cash Flow Stability

Essential retail tenants drive recurring foot traffic and deliver durable cash flows

Strong Stock Performance & Strategic Corporate Initiatives In Place

Important additions to our capital allocation toolbox

- Established a new share repurchase program of up to $150 million
- Established an at-the-market ("ATM") equity offering program of up to $250 million


Lakeside Crossing
MSA: Orlando, FL
TRADER JOE'S

Successful turnover of shareholder base

- ~45% of shareholder base is now institutional from 100% retail at time of listing
- IVT share value is up 26% since Oct. '21 listing; YTD InvenTrust is up 9%, RMZ is down 18%
- Key Index inclusion
  - MCSI US REIT Index
  - S&P US REIT Index
  - FTSE EPRA/NAREIT Global REITs Index

IVT
LISTED
NYSE

InvenTrust Properties

1) Closing price as of May 18, 2022

Portfolio


Harris Teeter
Neighborhood Food & Pharmacy
Pharmacy
2051

InvenTrust Properties

The Pointe at Creedmoor
MSA: Raleigh / Durham, NC

Essential **Retail**. Smart **Locations.**®

Sun Belt Markets Poised for Growth

- ✓ **91% of NOI derived from Sun Belt markets, clear sector leader**
- ✓ Attractive demographic trends with 3-mile avg. population and HHI growth set to outpace peers
- ✓ Durable cash flow providing stability and potential for long-term growth

High-Performing, Grocery-Anchored Portfolio

- ✓ **86% of NOI derived from centers with a grocery presence**
- ✓ Necessity-based tenants are aligned with the current consumer shift toward essentialism
- ✓ Robust leasing demand driving leased occupancy back to 2019 levels

Trusted Local Operator with Strong Tenant Relationships

- ✓ **Operational teams within 2 hours of over 90% of assets**
- ✓ Seven field offices bringing robust market knowledge to the Company
- ✓ Deep real estate expertise and strong reputation with market participants

Corporate Sustainability and Governance

- ✓ **SEC registrant since 2005 and self-managed since 2014**
- ✓ Focused on ESG initiatives to mitigate risk and drive business results
- ✓ Global Real Estate Sustainability Benchmark (GRESB) participant since 2013; two Green Star designation

Investment Grade Balance Sheet

- ✓ **Conservative leverage of 5.7x enables self-funded growth strategy [1]**
- ✓ Disciplined and flexible capital structure with limited near-term debt maturities
- ✓ Increased dividend 5% in 2022; continue to evaluate payout ratio in conjunction with the BOD


Garden Village
MSA: Los Angeles, CA
Albertsons


Gateway Market Center
MSA: Tampa, FL


Lakeside Crossing
MSA: Orlando, FL


Coweta Crossing
MSA: Atlanta, GA
Publix

1) Reflects trailing 12 months net debt-to-adjusted EBITDA as of March 31, 2022.

Sun Belt Focused: Near-Term Income Stability, Long-Term Value

IVT has the highest concentration in the Sun Belt amongst peers[1]

IVT Portfolio by Percentage of NOI[2]



IVT Properties
Sun Belt
DC Metro 5%
Raleigh / Durham 7%
Charlotte 4%
Orlando 5%
Miami / Fort Lauderdale / West Palm Beach 11%
Tampa / St. Petersburg 4%
Atlanta 12%
Houston 7%
Dallas / Fort Worth / Arlington 9%
Austin 17%
San Antonio 2%
Denver 5%
Southern California 12%

Top 5 Markets by NOI[2]

	Austin	Southern CA	Atlanta	Miami	Dallas	Top 5
Percentage of Total	17%	12%	12%	11%	9%	61%

InvenTrust Properties

Source: Green Street.

Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Peers include BRX, KIM, KRG, PECO, REG, ROIC, RPT, and SITC.
2) Reflects YTD pro rata NOI of properties owned as of March 31, 2022.

Attractive Markets Driving New Retail Store Openings

Migration of people and jobs to Sun Belt markets will continue to accelerate

MSA Median HHI Growth *('21E–'25E CAGR)*



3.0%
2.8%
InvenTrust Properties
Peers [1]

MSA Population Growth *('21E–'25E CAGR)*



1.2%
0.6%
InvenTrust Properties
Peers [1]

U.S. Retail FY2021 Retail Store Openings/Closings Ratio[2]



4.3
2.4
2.0
IVT Markets
U.S.
Non-IVT Markets

InvenTrust Properties

Source: Green Street.

Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Peers include BRX, KIM, KRG, PECO, REG, ROIC, RPT, and SITC.
2) Per Creditntell as of December 31, 2021

Portfolio Composition

86% grocery-anchored with 66% coming from smaller format neighborhood and community centers


Ralphs
Marketplace

Old Grove Marketplace
MSA: San Diego, CA

Neighborhood Center
Trade Area 1 – 3 miles

- 36 properties
- 3.7M GLA [1]
- 103K average SF per property
- Average TAP score of 75
- 39% of NOI [2]
- $19.48 ABR [3]

Community Center
Trade Area 3 – 5 miles

- 14 properties
- 3.2M GLA [1]
- 228K average SF per property
- Average TAP score of 80
- 27% of NOI [2]
- $19.53 ABR [3]


H-E-B
plus!

Kyle Marketplace
MSA: Austin, TX


Publix

Sarasota Pavilion
MSA: Tampa / St. Petersburg

Power Center w/ Grocer
Trade Area 5 – 10 miles

- 9 properties
- 2.4M GLA [1]
- 266K average SF per property
- Average TAP score of 72
- 20% of NOI [2]
- $16.56 ABR [3]

Power Center w/o Grocer
Trade Area 5 – 10 miles

- 4 properties
- 1.3M GLA [1]
- 339K average SF per property
- Average TAP score of 83
- 14% of NOI [2]
- $18.26 ABR [3]


LOWE'S

Shops at the Galleria
MSA: Austin, TX

Note: As of March 31, 2022.
1) Represents GLA at 100% share. At pro rata share, portfolio includes 3.6M GLA of Neighborhood Centers, 2.7M GLA of Community Centers, 2.3M GLA of Power Centers w/ Grocers, and 1.3M GLA of Power Centers w/o Grocers.
2) Represents YTD pro rata NOI of properties owned as of March 31, 2022.
3) Represents pro rata ABR per SF as of March 31, 2022, including ground and excluding specialty leases.

Essential Retail Tenant Mix

Half of our top 10 tenants are grocers, which drive traffic to our centers

#	Tenant	Credit Rating (S&P)	# of Leases	% of ABR
	Top 10 Tenants			
1	Kroger	BBB	15[1]	5.1
2	Publix	N/A	16[2]	3.8
3	Albertsons	BB	8[1]	2.9
4	TJX The TJX Companies, Inc.	A	13	2.7
5	H-E-B	N/A	4	2.1
6	Whole Foods	AA	5	1.5
7	PetSmart	B	8	1.5
8	Best Buy	BBB+	4	1.3
9	Michaels	N/A	7	1.1
10	Ulta Beauty	N/A	8	1.1
Top Ten Total			**88**	**23.1%**

Grocer Tenant

Note: Figures as of March 31, 2022.
1) Includes one gas station.
2) Includes three Publix liquor locations.

Tenants meeting daily needs of our communities

	% of ABR
Essential Retail	**43.8%**
Grocery/Drug	20.7
Medical	8.1
Banks	4.8
Office / Communications	3.7
Pet Supplies	3.4
Other Essential Retail / Services	2.3
Hardware / Auto	0.8
Restaurants	**20.4%**
Quick Service	11.6
Full Service	8.8
Other Retail / Services	**35.8%**
Soft Goods	17.2
Health & Beauty Services	11.2
Fitness	2.8
Entertainment	1.0
Other	3.6
Total	**100.0%**

Robust Leasing Pipeline of High-Quality Tenants

Portfolio is healthy and performing well – 68 leases signed in Q1 totaling 183K SF of pro rata GLA

Historical Leased Occupancy [1]



4-Year Average: 94%
94.7%
92.8%
93.9%
94.4%
2019
2020
2021
Q1 2022

Comparable Re-Leasing Spread [1]

(Blended – New, Renewal & Options)



4-Year Average: 4%
6%
(0%)
4%
5%
2019
2020
2021
Q1 2022

Select Leases Executed in 2021 & 2022

crumbl cookies
pOpshelf
GOING GOING GONE! BY DICK'S SPORTING GOODS
PRIME IV HYDRATION & WELLNESS
CHIPOTLE MEXICAN GRILL
Marshalls.
SEPHORA
Publix.
WOB WORLD OF BEER BAR & KITCHEN
ATHLETICO PHYSICAL THERAPY
Starbucks
Market by macy's
HOT

InvenTrust Properties

Note: Data as of March 31, 2022.

1) Reflects pro rata combined retail portfolio for properties owned as of March 31, 2022.

Redevelopment: Infusing Capital to Enhance the Consumer Experience

Modest and disciplined capital focused on retenanting, revitalization, and anchor repositioning

Property	Status	Cost (000's)	Estimated Completion	Project Description
Suncrest Village	Active	$7,500	2022	Expansion of the Publix grocery store and property improvements
Eldridge Town Center	Active	$1,600	2022	New fuel facility and outparcel building with drive thru
Cyfair Town Center	Active	$3,800	2022	Façade and property improvements
Pre-Development (11 Projects)	Pre-Development	Up to $45,000	2023+	Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning

Suncrest Village, Orlando, FL in progress

Case Study: Co-investment with an anchor tenant to rebuild an existing grocery store, upgrade the façade, and other improvements


Publix

Before



In Development

Note: The Company's estimates are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

Acquisition Strategy


Marshalls
TRADER JOE'S

PGA Plaza
MSA: Miami, FL

InvenTrust Properties

Continue to Increase Sun Belt Ownership

Opportunistically rotate out of non-Sun Belt markets (CO & DC) and redeploy capital into assets that are additive to IVT's operational presence

- Acquisition criteria:
  - Institutional quality, necessity-based retail
  - Thriving sub-markets
  - Business-friendly environments
  - High paying jobs
  - New household formations

- Properties will provide:
  - Strong necessity- or service-based merchandise mix that is synergistic to our operating platform
  - Acquisition must drive long-term accretive cash flow to the overall portfolio
  - Appropriate market knowledge and ability to successfully manage asset through one of our regional offices

Sun Belt Target Markets


Southern California
Phoenix/Scottsdale
San Antonio
Austin
Dallas/Ft Worth/Arlington
Houston
Nashville
Atlanta
Tampa/St. Petersburg
Raleigh/ Durham
Charlotte
Charleston
Orlando
Miami/Ft Lauderdale/ West Palm Beach


Southern Palm Crossing
MSA: Miami / Ft. Lauderdale, FL
COSTCO WHOLESALE
11001
ENTRANCE

InvenTrust Properties

Recent Sun Belt Market Acquisitions

Purchasing necessity-based retail assets in the Sun Belt delivering stable cash flows


H-E-B


COSTCO
WHOLESALE
ENTRANCE
EXIT



Escarpment Village

MSA: Austin, TX

- Purchased 2022
- ABR PSF - $20.77
- H-E-B anchored
- 100% leased occupancy
- 3-mile Avg. HH Income - $141,700
- 3-mile Population – 73,900

The Shops at Arbor Trails

MSA: Austin, TX

- Purchased 2022
- ABR PSF - $13.42
- Costco & Whole Foods anchored
- 99% leased occupancy
- 3-mile Avg. HH Income - $117,800
- 3-mile Population – 91,000

The Highlands of Flower Mound

MSA: Dallas, TX

- Purchased from joint venture in 2022
- ABR PSF - $18.13
- Target anchored
- 91% leased occupancy
- 3-mile Avg. HH Income - $166,000
- 3-mile Population – 72,800

InvenTrust Properties

Note: As of March 31, 2022

Institutional Joint Venture Partnership

PGGM joint venture partnership demonstrates our ability to access capital sources and is a captive pipeline of low-risk acquisitions


H-E-B
Fresh Foods
Blackhawk Town Center
MSA: Houston, TX

PGGM


KROGER
Stables Town Center
MSA: Houston, TX

- Institutional capital partnership with PGGM since 2013 (InvenTrust currently owns 55% of the JV portfolio)
- Portfolio is managed by InvenTrust's platform including: asset management, property management, leasing, and redevelopment
  - Recently sold Price Plaza to a 3rd party, a power center in Katy, TX
  - IVT recently acquired The Highlands of Flower Mound in Flower Mound, TX

JV Portfolio Overview

Property	MSA	GLA[1]	ABR / SF[2]	Major Tenants[3]
Stone Ridge Market	San Antonio	219	$23.25	**HEB Plus*,** Burlington Coat Factory, Petsmart
Bay Colony	Houston	416	$16.16	**HEB,** Kohl's, Petco, The University of Texas Medical Branch, Walgreens
Blackhawk Town Center	Houston	127	$13.92	**HEB**, Walgreens
Cyfair Town Center	Houston	434	$15.65	**Kroger,** Cinemark USA, J.C. Penney
Stables Town Center	Houston	191	$17.47	**Kroger,** Walgreens
Total / Weighted Average		**1,387**	**$17.11**	

Note: As of March 31, 2022.
1) GLA in thousands and at 100% share.
2) Inclusive of ground rent. Excludes specialty lease income.
3) Grocers listed first and bolded, remaining anchor tenants are shown alphabetically. Shadow anchors are noted with an asterisk.

Balance Sheet & 2022 Outlook


CVS pharmacy

InvenTrust Properties

Gateway Market Center
MSA: Tampa, FL

Investment Grade Balance Sheet

Flexible structure allows for various capital allocation levers to drive cash flow

Balance Sheet Highlights

- Over $262M in liquidity
  - Liquidity includes $48M of cash and $214M remaining capacity on revolving credit facility
- Weighted average interest rate: 2.6%
- Weighted average maturity: 4.0 years [1]

Investment Grade Rating Assigned by Fitch

- Assigned inaugural credit rating from Fitch Ratings - Long-Term Issuer Default Rating of 'BBB-' with a stable outlook
- Fitch's key rating drivers: InvenTrust's conservative balance sheet, Sun Belt concentration, grocery-anchored assets, and solid tenant diversification
- Rating expands access to additional capital and will support future growth opportunities

Debt Maturity Schedule

($millions)



$108
$16
$177
$136
$41
$200
$200
$226
$200
$26
$32
2022
2023
2024
2025
2026
2027
Thereafter
Secured
Unsecured
Line of Credit

Note: Figures as of March 31, 2022 and reflect pro rata share of IAGM joint venture.
1) Excludes available extension options.

InvenTrust Properties

Conservative and Prudent Leverage Profile

As we evaluate growth opportunities, InvenTrust will maintain our low leverage business model

Net Debt-to-Adjusted EBITDA

(Trailing 12 months)



IVT go-forward target Net Debt to EBITDA range of 5.0x – 6.0x
Peer Average : 6.2x
5.7x
5.0x
5.5x
5.5x
6.2x
6.5x
6.6x
7.0x
7.0x
InvenTrust Properties
Regency Centers.
SITE
KITE
BRIXMOR
KIMCO
RPT
ROIC

Total Leverage Ratio (Debt + Preferred as % of Gross Assets)



IVT go-forward target Leverage Ratio range of 25% – 35%
Peer Average : 33%
27%
25%
28%
32%
33%
34%
35%
36%
38%
InvenTrust Properties
Regency Centers.
ROIC
SITE
RPT
KITE
KIMCO
BRIXMOR

InvenTrust Properties

Source: Public filings.

Note: Peer data reflects balance sheet metrics as of March 31, 2022

Consistent Dividend Increases

Increased dividend payments over the last six years and during the pandemic with additional capacity to grow dividend further

- ✓ Continuously evaluate appropriate dividend level
- ✓ Aggregate dividends declared (as a % of Core FFO) = 48%[1]

Historical & Projected Dividend Payments[2]


Did not cut or suspend dividend during 2020—instead, maintained 3% dividend increase
$0.68
$0.70
$0.72
$0.74
$0.76
$0.78
$0.82
5% Increase
Five-Year CAGR of 3%
2016
2017
2018
2019
2020
2021
2022

InvenTrust Properties

Note: The Company's projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

1) Aggregate distributions (as a % of Core FFO) as of quarter ended March 31, 2022.
2) InvenTrust effected a one-for-ten reverse stock split effective on August 5, 2021. Dividend per share payments are adjusted for the split.

2022 Outlook and Guidance

Growth Opportunities

- Contractual Rent Steps
- New & Renewal Leasing Growth
- Redevelopment
- Acquisitions
- Target Growth Rate

2022 OUTLOOK AND GUIDANCE[1]

Net Income per diluted share[2]	$0.18 to $0.24
NAREIT FFO per diluted share[3]	$1.58 to $1.64
Core FFO per diluted share	$1.51 to $1.56 *8% to 11% YoY growth*
SPNOI Growth	3.75% to 5.25%

1 – Net Income, NAREIT FFO, Core FFO and SPNOI guidance are inclusive of our expectation of prior period rent that is anticipated to be collected in 2022. Guidance includes the following assumptions $25.5 to $26.5 million of Net Interest Expense; $33.5 to $34.5 million of G&A Expense inclusive of costs associated with managing properties held in our joint venture; and +/- $210 million of Net Investment Activity represents anticipated acquisitions less disposal activity for 2022

2 – Net Income per diluted share excludes potential gains and losses on asset sales, and any related GAAP adjustments resulting from these transactions.

3 - 2022 NAREIT FFO per diluted share Guidance:

- Excludes potential gains or losses on asset sales, and any related GAAP adjustments resulting from these transactions.
- Excludes any items that impact NAREIT FFO comparability, including loss on debt extinguishment, non-routine or one-time items or transaction expenses.
- Includes an expectation that some tenants will move from the cash basis of accounting to the accrual basis of accounting which can result in volatility in straight-line rental income adjustments.

Corporate Responsibility


SPROUTS
FARMERS MARKET
79-050

Pavilion at La Quinta
MSA: San Diego, CA

InvenTrust Properties

ESG Overview

Effectively managing our business and assets with a focus on environmental, social and governance ("ESG") initiatives


Hello
EV Charging has arrived
VOLTA
WHOLE FOODS MARKET


ON THE NYSE
IVT TRADES ON THE
NEWS
medical records sealed
ESPN



Environmental

- Improved energy, water and waste management policies and practices in our offices and at our properties
- IVT's corporate office has LEED Silver certification through the US Green Building Council
- LED lighting, electric vehicle charging stations, xeriscaping, and smart irrigation installed at multiple centers

Social

- IVT invests in its employees through tuition reimbursement, continuing education and training, superior benefits for superior performance, and work-life balance initiatives
- Pairing new hires with mentoring partners
- Ongoing health and wellness programs
- Paid time off for IVT-sponsored community support projects

Governance

- IVT places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- In 2017, IVT appointed Paula Saban, its first female Board Chairperson
- In 2018, IVT added a second female Board Member, Amanda Black
- Currently conducting a search for additional diversity to the Board

GRESB

IVT has participated in the Global Real Estate Sustainability Benchmark (GRESB) survey since 2013, and has been a member of GRESB since 2018

We believe GRESB provides a framework to deploy the best-in-industry policies and practices for Sustainability, Investment Management, Social Responsibility, and Corporate Governance

Experienced Board of Directors with Strong Governance

Board of Directors



Paula J. Saban (Chairperson since 2017 and Director since 2004)
- Former Senior Vice President and Private Client Manager at Bank of America
- Over 25 years of financial services and banking experience



Stuart Aitken (Nominating & Corporate Governance Chair and Director since 2017)
- Chief Merchant and Marketing Officer at The Kroger Co
- Former Group Vice President of The Kroger Co. and CEO of 84.51°, a data analytics firm
- Former CEO of dunnhumbyUSA and EVP & CMO of Michael's Stores



Amanda Black (Director since 2018)
- Managing Director and Portfolio Manager of JLP Asset Management
- Former Senior Vice President and Portfolio Manager at Ascent Investment Advisors
- Over 20 years of experience in real estate investments



Daniel J. (DJ) Busch (President, CEO, and Director since 2021)
- Currently serving as President and CEO
- Previously served as EVP, CFO, and Treasurer since 2019
- Former Managing Director, Retail at Green Street Advisors



Thomas F. Glavin (Audit Chair and Director since 2007)
- Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm
- Former Partner at Gateway Homes and internal auditor at Vavrus & Associates



Scott A. Nelson (Director since 2016)
- Principal and Founder of SAN Prop Advisors, a real estate advisory firm
- Former Senior Vice President at Target Corporation, overseeing various real estate groups
- Former Director of Real Estate at Mervyn's



Michael A. Stein (Director since 2016)
- Former Senior Vice President and CFO of ICOS Corp., a bio tech company acquired by Eli Lilly
- Former EVP and CFO of Nordstrom, Inc. as well as EVP and CFO of Marriott International, Inc.
- Former Partner at Arthur Andersen LLP



Julian E. Whitehurst (Compensation Chair and Director since 2016)
- CEO & President of National Retail Properties (Retiring in April, expected to run for re-election)
- Previously served as COO of National Retail Properties, Inc. from 2004 to 2017
- Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed

Board Governance

Non-Staggered Board	Yes
Independent Board	88%
Board Investment	Yes
Opt out of MUTA	Yes
Proxy Access	Yes

Anti-Takeover

State Anti-Takeover Provisions	Yes [1]
Ownership Limits	Yes [2]
Shareholder Rights Plan	No [3]
Insider Block Power	No

InvenTrust Properties

1) Board may currently opt back into statutes via resolution. However, IVT will propose at its 2023 annual meeting an amendment to our charter permitting our bylaws to require stockholder approval for IVT to opt back into statutes.
2) In order to meet REIT qualifications, ownership restrictions apply.
3) IVT currently does not have a rights plan, but could adopt one provided such plan is ratified by stockholders within 12 months of plan adoption.

Appendix


FOOD & PHARMACY
950
Presto!

InvenTrust Properties

Plaza Midtown
MSA: Atlanta, GA

Non-GAAP Measures and Definition of Terms

General

In addition to measures prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP" measures), this presentation contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs.

NOI

NOI excludes general and administrative expenses, direct listing costs, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments (such as straight-line rent, above/below market lease amortization and amortization of lease incentives).

EBITDA

Our non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, plus federal and state tax expense, interest expense, and depreciation and amortization. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's EBITDA on the same basis.

Adjusted EBITDA

Our non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, transaction expenses, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which are not pertinent to measuring our on-going operating performance. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's Adjusted EBITDA on the same basis.

NAREIT Funds From Operations (FFO) and Core FFO

Our non-GAAP measure of NAREIT Funds from Operations ("NAREIT FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's NAREIT FFO on the same basis. Core Funds From Operations is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which are not pertinent to measuring a particular company's on-going operating performance.

Pro Rata

Where appropriate, the Company has included the results from its ownership share of its joint venture properties when combined with the Company's wholly-owned properties, defined as "Pro Rata," with the exception of property count and number of leases.

Same Property

Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented.

Reconciliation of Non-GAAP Measures

Pro Rata Same Property NOI

	Three months ended March 31, 2022	2021
Net income (loss)	9,501	(100)
Adjustments to reconcile to non-GAAP metrics:	-	-
Other income and expense, net	52	195
Equity in earnings of unconsolidated entities	(2,716)	(620)
Interest expense, net	4,809	3,985
Loss on extinguishment of debt	96	-
Gain on sale of investment properties, net	-	(519)
Provision for asset impairment	-	-
Depreciation and amortization	22,829	21,687
General and administrative	7,887	10,351
Other fee income	(754)	(1,013)
Adjustments to NOI (a)	(3,872)	(1,881)
NOI	37,832	32,085
NOI from other investment properties	(2,096)	(150)
Same Property NOI	35,736	31,935
IAGM Same Property NOI at share	3,001	2,596
Pro Rata Same Property NOI	38,737	34,531

(a) Adjustments to NOI include termination fee income and expense and GAAP rent adjustments.

Notes: Pro rata, in thousands.

1) Same Property NOI is reflective of consolidated properties owned for the entirety of both periods presented.
2) NOI from other investment properties is reflective of consolidated properties not classified as Same Property.

Reconciliation of Non-GAAP Measures

EBITDA and Adjusted EBITDA

	Three Months Ended March 31	
	2022	2021
Net income (loss)	9,501	(100)
Interest expense (a)	5,447	4,916
Income tax expense (a)	106	99
Depreciation and amortization (a)	24,427	23,757
EBITDA	39,481	28,672
Adjustments to reconcile to Adjusted EBITDA (a)		
Gain on sale of investment properties, net	(2,063)	(519)
Loss on debt extinguishment	157	8
Non-operating income and expense, net (b)	(70)	238
Other leasing adjustments (c)	(3,650)	(1,669)
Adjusted EBITDA	33,855	26,730

(a) Includes our consolidated entities and our pro-rata share of our JV.

(b) Non-operating income and expense, net, includes other items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.

(c) Other leasing adjustments includes amortization of above and below market leases and straight-line rent adjustments.

Note: Pro rata, in thousands.

Reconciliation of Non-GAAP Measures

NAREIT FFO and Core FFO

	Three Months Ended March 31	
	2022	2021
Net income (loss)	9,501	(100)
Depreciation and amortization related to investment properties	22,622	21,447
Gain on sale of investment properties, net	-	(519)
Unconsolidated joint venture adjustments (a)	(465)	2,070
NAREIT FFO Applicable to Common Shares and Dilutive Securities	31,658	22,898
Amortization of above and below-market leases and lease inducements, net	(2,547)	(1,243)
Straight-line rent adjustments, net	(1,157)	(517)
Adjusting items, net (b)	873	819
Unconsolidated joint venture adjusting items, net (c)	194	168
Core FFO Applicable to Common Shares and Dilutive Securities	29,021	22,125
Weighted average common shares outstanding - basic	67,354,717	71,998,654
Dilutive effect of unvested restricted shares (d)	221,321	-
Weighted average common shares outstanding - diluted	67,576,038	71,998,654
NAREIT FFO Applicable to Common Shares and Dilutive Securities per share	0.47	0.32
Core FFO Applicable to Common Shares and Dilutive Securities per share	0.43	0.31

(a) Represents our share of depreciation, amortization and gain on sale related to investment properties held in IAGM.

(b) Adjusting items, net, are primarily loss on extinguishment of debt, amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income.

(c) Represents our share of amortization of above and below-market leases and lease inducements, net, straight line rent adjustments, net and adjusting items, net related to IAGM.

(d) For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP. For the three months ended March 31, 2021, unvested restricted shares were antidilutive and therefore excluded from the denominator in the diluted earnings per share calculation in accordance with GAAP.

Note: In thousands, except share information.

Corporate Office
3025 Highland Parkway Suite 350
Downers Grove, IL 60515

Investor Relations
630-570-0605
InvestorRelations@InvenTrustProperties.com

Transfer Agent
Computershare
855.377.0510

InvenTrust Properties